Eaton Vance
Diversified Income Fund

Supplement to
Statement of Additional Information
dated
March 1, 2009

Effective July 1, 2009, shares of Eaton Vance Diversified
Income Fund (“Fund”) are no longer offered though this
Statement of Information (“SAI”). Please see the Fund’s SAI
dated July 1, 2009 for information regarding the Fund.

September 11, 2009